1 UNITED STATES OF AMERICA DEPARTMENT OF THE TREASURY OFFICE OF THE COMPTROLLER OF THE CURRENCY In the Matter of: Wells Fargo Bank, N.A. Sioux Falls, South Dakota ) ) ) ) ) AA-ENF-2021-30 CONSENT ORDER WHEREAS, the Office of the Comptroller of the Currency (“OCC”) has supervisory authority over Wells Fargo Bank, N.A., Sioux Falls, South Dakota (“Bank”); WHEREAS, the OCC intends to initiate civil money penalty proceedings against the Bank pursuant to 12 U.S.C. § 1818(i), through the issuance of a Notice of Assessment of a Civil Money Penalty, for engaging in: (1) unsafe or unsound practice(s) related to material deficiencies regarding the Bank’s loss mitigation activities, including loan modification decisions and operational practices, and inadequate Independent Risk Management and Internal Audit of the Bank’s loss mitigation activities and (2) violations of the 2018 Consent Order, AA-EC-2018-15, related to enterprise-wide compliance risk management (“2018 Order”); WHEREAS, in the interest of cooperation and to avoid additional costs associated with administrative and judicial proceedings with respect to the above matter, the Bank, by and through its duly elected and acting Board of Directors (“Board”), consents to the issuance of this Consent Order (“Order”), by the OCC through the duly authorized representative of the Comptroller of the Currency (“Comptroller”); and NOW, THEREFORE, pursuant to the authority vested in the OCC by Section 8(i) of the Federal Deposit Insurance Act, as amended, 12 U.S.C. § 1818(i), the OCC hereby orders that: Exhibit 99.3

2 ARTICLE I JURISDICTION (1) The Bank is an “insured depository institution” as that term is defined in 12 U.S.C. § 1813(c)(2). (2) The Bank is a national banking association within the meaning of 12 U.S.C. § 1813(q)(1)(A), and is chartered and examined by the OCC. See 12 U.S.C. § 1 et seq. (3) The OCC is the “appropriate Federal banking agency” as that term is defined in 12 U.S.C. § 1813(q) and is therefore authorized to initiate and maintain this civil money penalty action against the Bank pursuant to 12 U.S.C. § 1818(i). ARTICLE II COMPTROLLER’S FINDINGS The Comptroller finds, and the Bank neither admits nor denies, the following: (1) The Bank has significant deficiencies related to its loss mitigation activities. (2) The OCC has identified and previously communicated to the Bank the following deficiencies and unsafe or unsound practices with respect to loss mitigation: (a) The Bank has failed to fully implement and maintain adequate loss mitigation practices and related Independent Risk Management practices commensurate with the Bank’s size, complexity, and risk profile. (b) The Bank’s loss mitigation decisioning tools (applications and end-user computing tools) and operational deficiencies have caused errors in the Bank’s loss mitigation processes and controls that negatively affected borrowers.

3 (c) The Bank’s inadequate controls, insufficient independent oversight, and ineffective governance related to loss mitigation activities have caused the Bank’s failure to timely detect, prevent, and quantify inaccurate loan modification decisions and impaired the Bank’s ability to fully and timely remediate harmed customers. (d) The Bank’s Internal Audit coverage of loss mitigation activities are deficient and have failed to include all aspects of previously identified loan modification decision issues. (3) By reason of the foregoing conduct, the Bank has engaged in unsafe or unsound practices with respect to its loss mitigation activities, along with inadequate Independent Risk Management and Internal Audit coverage of its loss mitigation program. (4) While the Bank has taken steps to comply with the 2018 Order and is committed to addressing the remaining requirements in the Order, the Bank has failed to fully and timely implement effective and sustainable corrective actions required by the Order related to enterprise-wide compliance risk management and customer remediation and is thereby in violation of the 2018 Order. ARTICLE III ORDER FOR A CIVIL MONEY PENALTY (1) The Bank shall make payment of a civil money penalty in the total amount of two hundred fifty million dollars ($250,000,000), which shall be paid upon the execution of this Order. (2) Such payment shall be made by a wire transfer sent in accordance with instructions provided by the OCC and the docket number of this case (AA-ENF-2021-30) shall

4 be entered on the wire confirmation. A photocopy of the wire confirmation shall be sent immediately, by overnight delivery, to the Director of Enforcement, Office of the Comptroller of the Currency, 400 7th Street, S.W., Washington, D.C. 20219. ARTICLE IV WAIVERS (1) The Bank, by executing and consenting to this Order, waives: (a) any and all rights to the issuance of a Notice of Charges pursuant to 12 U.S.C. § 1818; (b) any and all procedural rights available in connection with the issuance of this Order; (c) any and all rights to a hearing and a final agency decision pursuant to 12 U.S.C. § 1818 and 12 C.F.R. Part 19; (d) any and all rights to seek any type of administrative or judicial review of this Order; (e) any and all claims for fees, costs, or expenses against the OCC, or any of its officers, employees, or agents related in any way to this enforcement matter or this Order, whether arising under common law or under the terms of any statute, including, but not limited to, the Equal Access to Justice Act, 5 U.S.C. § 504 and 28 U.S.C. § 2412; (f) any and all rights to assert these proceedings, the consent to and/or the issuance of this Order, as the basis for a claim of double jeopardy in any pending or future proceedings brought by the United States Department of Justice or any other governmental entity; and

5 (g) any and all rights to challenge or contest the validity of this Order. ARTICLE V CLOSING (1) This Order is a settlement of the civil money penalty proceedings against the Bank contemplated by the OCC, based on the unsafe or unsound practices and violation of a final order described in the Comptroller’s Findings set forth in Article II of this Order. The OCC releases and discharges the Bank from all potential liability for a civil money penalty order that has been or might have been asserted by the OCC based on the practices and violations described in Article II of this Order, to the extent known to the OCC as of the effective date of this Order. Nothing in this Order, however, shall prevent the OCC from: (a) instituting enforcement actions other than a civil money penalty order against the Bank based on the Comptroller’s Findings set forth in Article II of this Order; (b) instituting enforcement actions against the Bank based on any other findings; (c) instituting enforcement actions against institution-affiliated parties (as defined by 12 U.S.C. § 1813(u)) based on the Comptroller’s Findings set forth in Article II of this Order, or any other findings; or (d) utilizing the Comptroller’s Findings set forth in Article II of this Order in future enforcement actions against the Bank or its institution-affiliated parties to establish a pattern or the continuation of a pattern. (2) Nothing in this Order is a release, discharge, compromise, settlement, dismissal, or resolution of any actions, or in any way affects any actions that may be or have been brought

6 by any other representative of the United States or an agency thereof, including, without limitation, the United States Department of Justice. (3) This Order is: (a) an “order issued with the consent of the depository institution” within the meaning of 12 U.S.C. § 1818(h)(2); (b) an “effective and outstanding . . . order” within the meaning of 12 U.S.C. § 1818(i)(1); and (c) a “final order” within the meaning of 12 U.S.C. § 1818(i)(2) and (u). (4) This Order is effective upon its issuance by the OCC, through the Comptroller’s duly authorized representative. (5) This Order is not a contract binding on the United States, the United States Treasury Department, the OCC, or any officer, employee, or agent of the OCC and neither the Bank nor the OCC intends this Order to be a contract. (6) No separate promise or inducement of any kind has been made by the OCC, or by its officers, employees, or agents, to cause or induce the Bank to consent to the issuance of this Order. (7) The terms of this Order, including this paragraph, are not subject to amendment or modification by any extraneous expression, prior agreements, or prior arrangements between the parties, whether oral or written.

7 IN TESTIMONY WHEREOF, the undersigned, authorized by the Comptroller as his duly authorized representative, has hereunto set his signature on behalf of the Comptroller. /s/ September 9, 2021 Mark D. Richardson Deputy Comptroller Large Bank Supervision

8 IN TESTIMONY WHEREOF, the undersigned, as the duly elected and acting Board of Directors of Wells Fargo Bank, N.A., Sioux Falls, South Dakota have hereunto set their signatures on behalf of the Bank. /s/ September 7, 2021 ________________________________________ _______________________ Mark A. Chancy Date /s/ September 7, 2021 ____________________________________ _______________________ Theodore F. Craver, Jr. Date /s/ September 7, 2021 _______________________________________ _______________________ Maria R. Morris Date /s/ September 7, 2021 ________________________________________ _______________________ Richard B. Payne, Jr. Date /s/ September 7, 2021 ______________________________________ _______________________ Juan A. Pujadas Date /s/ September 7, 2021 _______________________________________ _______________________ Charles W. Scharf Date